                                    SUBLEASE

                                 by and between

                          RUBIN POSTAER AND ASSOCIATES,
                            a California corporation

                                 as Sublandlord,

                                      and

                             TAG ENTERTAINMENT CORP.,
                             a Delaware corporation
                                  as Subtenant,

                                       at
               1333 Second Street, a Portion of the Second Floor,
                         Santa Monica, California 90401

                                    SUBLEASE

     THIS SUBLEASE ("SUBLEASE") is made as of this 26th day of January, 2006, by and between RUBIN POSTAER AND ASSOCIATES, a California corporation
("SUBLANDLORD") and TAG ENTERTAINMENT CORP., a Delaware corporation
("SUBTENANT") with regard to the following facts:

                                    RECITALS

     A. Sublandlord is the tenant under that certain Office Lease dated May 22,
1997 (the "ORIGINAL LEASE") as amended by that certain First Amendment to Office
Lease dated October 27, 2000 ("FIRST AMENDMENT"), both with Douglas Emmett
Realty Fund 1996, a California limited partnership ("LANDLORD"), pursuant to which Sublandlord leased from Landlord certain space located in Suites 001, 200,
300, 400, 500 and 600 (the "PREMISES") of the building located at 1333 Second
Street, Santa Monica, California 90401 (the "BUILDING"), as more particularly described in the Original Lease and the First Amendment. As used herein, the term "LEASE" shall collectively refer to and mean the Original Lease and the
First Amendment.

     B. Sublandlord now desires to sublease to Subtenant, and Subtenant now desires to sublease from Sublandlord, a portion of the Premises consisting of approximately 2,000 rentable square feet consisting of a portion of the second
(2nd) floor of the Building known as Suite 240, as depicted on EXHIBIT "A"
attached hereto (the "SUBLEASE PREMISES"), upon the terms, covenants and conditions set forth in this Sublease.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CAPITALIZED TERMS. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease, unless expressly superseded by the terms of this Sublease.

2. SUBLEASE. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord, the Sublease Premises on an "as-is," "where-is"
basis, subject to the terms, covenants and conditions set forth in this
Sublease. No representations or warranties of any kind have been made to
Subtenant concerning the condition of the Sublease Premises, nor have any promises to alter or improve the Sublease Premises been made by Sublandlord or any party on behalf of Sublandlord. Subtenant is subleasing the Sublease
Premises from Sublandlord after having had an opportunity to fully inspect the
Sublease Premises and the right not to execute this Sublease if the results of said inspection were unacceptable. Therefore, Subtenant hereby agrees that the term "as is" means that upon having approved said inspection, it will sublease the Sublease Premises, without warranty or representation, either oral or written, or expressed or implied, as to the physical condition of the Sublease
Premises and/or the compliance of same with building, fire, health and zoning codes and other applicable laws, ordinances and regulations. Sublandlord hereby expressly disclaims any and all warranties or representations made to Subtenant, whether the same were made by any partner, officer, director or employee of

                                      -1-

Sublandlord or any other agent of same, such as a broker. At the termination of this Sublease, Subtenant shall surrender the Sublease Premises to Sublandlord in the condition received, reasonable wear and tear excepted and all improvements and/or modifications installed by Subtenant in the Sublease Premises (excluding only trade fixtures and equipment, furniture, furnishings and other moveable items) shall remain and be the property of Sublandlord, unless Sublandlord and/or Landlord otherwise notifies Subtenant to remove same, and repair all damage caused by such removal. For purposes hereof, the "rentable square feet"
of the Sublease Premises set forth in Recital B above are hereby agreed to by
Sublandlord and Subtenant and shall not be subject to revision.

3. TERM. The term ("TERM") of this Sublease shall commence on the later of (i)
the earlier of (A) February 15, 2006 and (B) the date Subtenant commences business operations from the Sublease Premises and (ii) the date Sublandlord receives the "Consent," as that term is defined in Section 10 (the "COMMENCEMENT
DATE") and shall expire as of 11:59 p.m. on April 30, 2007, unless this Sublease is sooner terminated pursuant to any provision of this Sublease or the Lease
(the "EXPIRATION DATE"). Notwithstanding anything herein or in the Lease to the contrary, Subtenant shall have no rights to extend the term of this Sublease. At the request of either party, promptly following the Commencement Date, the parties shall enter into a written agreement fixing the exact date on which the
Commencement Date occurred in the form attached hereto as EXHIBIT "B."

4. RENT.

     a. BASIC RENT. Effective as of the Commencement Date, Subtenant shall pay to Sublandlord, or its designee, rent for the Sublease Premises in equal monthly payments of Four Thousand Dollars ($4,000.00) ("BASIC RENT"), in advance, on or before the first day of each month during the Term of this Sublease. Subtenant shall pay to Sublandlord Four Thousand Dollars ($4,000.00) upon execution of this Sublease as Basic Rent for the first full month of the Term following the
Commencement Date. Basic Rent and all other payments of rent and other sums under this Sublease shall be payable by Subtenant without notice, demand, reduction or set-off in lawful money of the United States of America to
Sublandlord or its agent at the address set forth in this Sublease, or to such other person or such other places as Sublandlord may from time to time designate in writing. Until further notice, all payments should be made payable to Rubin
Postaer and Associates and sent to Rubin Postaer and Associates, 2525 Colorado
Avenue, First Floor - Building C, Santa Monica, California, 90404, Attention:
Mr. Vince Mancuso. If the Term begins or ends on a day other than the first or last day of a month, the Basic Rent for the partial month shall be prorated on the basis of a thirty (30) day month.

     b, ADDITIONAL RENT. In addition to the Basic Rent and any other amounts constituting additional rent under the Lease or this Sublease to be paid by
Subtenant to Sublandlord, Subtenant shall pay to Sublandlord, as additional rent, Operating Expenses and Taxes and Insurance attributable to the Sublease
Premises, as such are determined pursuant to the Lease including, but not limited to, operating expenses, taxes, utilities, and insurance attributable to the Sublease Premises, which are in excess of the Operating Expenses and Taxes and Insurance attributable to the Sublease Premises during the 2005 calendar year (the "BASE YEAR"). Such additional rent shall be payable as and when
Operating Expenses and Taxes and

                                       -2-

Insurance are payable by Sublandlord to Landlord taking into account the existence of the Base Year. Because the Lease provides for the payment by
Sublandlord of Operating Expenses and Taxes and Insurance on the basis of an estimate thereof, as and when adjustments between estimated and actual Operating
Expenses and Taxes and Insurance are made under the Lease, the obligations of
Sublandlord and Subtenant hereunder shall be adjusted in a like manner taking into account the existence of the Base Year; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublandlord and Subtenant under this Section 4(b) shall survive such expiration or termination.

     C. SUBTENANT SURCHARGES. During the Term, Subtenant shall pay to
Sublandlord, as additional rent, the amount payable to Landlord for Subtenant
Surcharges (as defined below). The term "SUBTENANT SURCHARGES" shall mean (i)
any and all amounts other than Basic Rent and Operating Expenses and Taxes and
Insurance which become due and payable by Subtenant to Sublandlord hereunder, and (ii) any and all amounts which become due and payable by Sublandlord to
Landlord under the Lease as additional charges which would not have become due and payable but for the acts and/or failures to act of Subtenant under this
Sublease including, but not limited to, any additional charges under the Lease payable by Sublandlord on account of (1) Subtenant's use of water, electricity, elevator, heating, ventilation or air conditioning or any other building services in excess of those provided at no additional charge pursuant to Article
7 of the Original Lease, (2) late charges and/or default interest as set forth in Section 2.6 of the Original Lease, (3) the use by Subtenant of the Building
or the Sublease Premises or any services or additional services, or (4) parking and signage charges or fees. Subtenant shall pay the Subtenant Surcharges set forth above within ten (10) days after the presentation of statements therefor by Landlord or Sublandlord to Subtenant.

     D. SECURITY DEPOSIT. Concurrent with Subtenant's execution of this
Sublease, Subtenant shall deposit with Sublandlord a security deposit (the
"SECURITY DEPOSIT") in the amount of Four Thousand Dollars ($4,000.00) as security for the faithful performance by Subtenant of all of the terms, covenants and conditions under this Sublease to be kept and performed by
Subtenant. If Subtenant defaults with respect to any provisions of this Sublease including, but not limited to, the provisions relating to the payment of rent,
Sublandlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount that Sublandlord may spend or become obligated to spend by reason of Subtenant's default, or to compensate
Sublandlord for any other loss or damage that Sublandlord may suffer by reason of Subtenant's default. If any portion of the Security Deposit is so used or applied, Subtenant shall, within five (5) days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the Security
Deposit to its original amount, and Subtenant's failure to do so shall be a default under this Sublease. Any unapplied balance of the Security Deposit shall be returned to Subtenant, or, at Sublandlord's option, to the last assignee of
Subtenant's interest hereunder, within sixty (60) days following the expiration of the Term and Subtenant's surrender of the Sublease Premises to Sublandlord in the condition required hereby. Subtenant shall not be entitled to any interest on the Security Deposit. Subtenant hereby waives the provisions of Section
1950.7 of the California Civil Code, and all provisions of law, now or hereafter in force, which limit the recovery a Sublandlord may claim from a Security
Deposit, it being agreed that Sublandlord may claim from a security deposit only those sums reasonably necessary to remedy

                                      -3-

 defaults in the payment of rent, to repair damage caused by Subtenant, to clean the Sublease Premises or to compensate Sublandlord from any loss or damage, foreseeable or unforeseeable, caused by the act or omission of Subtenant or any officer, employee, agent or invitee of Subtenant.

5. USE. The Sublease Premises shall be used for general office use and shall not be used or permitted to be used for any other purpose without the prior written consent of Sublandlord and Landlord, which consent may be withheld in
Sublandlord's or Landlord's sole discretion, as the case may be. All provisions of the Lease regarding use of the Premises (including, without limitation,
Article 6 of the Original Lease) shall apply to the Subtenant.

6. LEASE. As applied to this Sublease, the words "Landlord" and "Tenant" as used in the Lease shall be deemed to refer to Sublandlord and Subtenant hereunder, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of Landlord under the Lease. A copy of the Lease is attached hereto as EXHIBIT "C". Subtenant confirms that it has read the Lease and is familiar with the terms and provisions thereof. Except as otherwise expressly provided herein, the covenants, agreements, terms, provisions and conditions of the Lease insofar as they relate to the Premises and insofar as they are not inconsistent with the terms of this Sublease are made a part of and incorporated into this Sublease as if recited herein in full, and the rights and obligations of Landlord and the Tenant under the Lease shall be deemed the rights and obligations of Sublandlord and Subtenant respectively hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant respectively except that the time limits contained in the Lease for the giving of notices, making of demands, or performing of any act, condition or covenant on the part of Subtenant as tenant under the Lease or for the exercise by
Sublandlord as landlord under the Lease of any right, remedy or option, are changed for the purposes of incorporation herein by shortening the same in each instance by two (2) business days so that in each instance Subtenant shall have two (2) business days less time to observe or perform under this Sublease than
Sublandlord has as tenant under the Lease. As between the parties hereto only, in the event of a conflict between the terms of the Lease and the terms of this
Sublease, the terms of this Sublease shall control only to the extent they are inconsistent with the terms of the Lease and their respective counterpart provisions in the Lease shall be excluded only to such extent.

7. EXCLUDED PROVISIONS. The following provisions of the Lease shall not apply to this Sublease: Sections 1.3, 2.1, 2.2, 3.1, 3.2, 16.1, 22.5, 22.6 and 26.1 of
the Basic Lease Information page, Section 1.1 (1st 4 sentences only), 1.3, 2.1,
2.2, 3.1(d), 6.2 (1st sentence only), 8.5 (last sentence only), 11.4(a)-(d),
15.4, 16.1, 20.5, 21.1, 22.5, 22.6, 27, 28 and 30 and Exhibits E and F of the
Original Lease and Sections 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12 of the First
Amendment.

8. LANDLORD'S PERFORMANCE UNDER LEASE. Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required by Sublandlord by the terms of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of its obligations hereunder are conditional upon due performance by Landlord of its corresponding obligations

                                       -4-

under the Lease and Sublandlord shall not be liable to Subtenant for any default of Landlord under the Lease. Subtenant shall not have any claim against
Sublandlord by reason of Landlord's failure or refusal to comply with any of the provisions of the Lease, unless such failure or refusal is a result of
Sublandlord's act or failure to act, and Subtenant shall pay Basic Rent and additional rent and all other charges provided for herein without any abatement, deduction or set-off whatsoever. Subtenant covenants and warrants that it fully understands and agrees to be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Lease, except as modified herein. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Lease on the part of the Tenant thereunder. Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Lease, Sublandlord agrees to use commercially reasonable efforts to obtain such consent (as more specifically provided in Section 9, below) and/or performance on behalf of Subtenant. So long as Subtenant is not in default under this Sublease, Sublandlord covenants as follows: (a) not to voluntarily terminate the Lease (except in the event of damage or destruction or condemnation and in accordance with Sublandlord's rights under the Lease or in any other manner in which Subtenant's rights hereunder are preserved); (b) not to modify the Lease so as to adversely affect Subtenant's rights hereunder; and
(c) to take all commercially reasonable actions necessary to preserve the Lease.
Sublandlord shall indemnify, defend and hold Subtenant harmless from all claims, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with the breach by Sublandlord of any of the covenants set forth in the immediately preceding sentence. If Sublandlord fails, after using reasonable efforts, to cause Landlord under the Lease to observe and/or perform its obligations under the Lease, upon prior written notice to
Sublandlord, Sublandlord shall non-exclusively assign to Subtenant Sublandlord's right under the Lease to enforce such provisions of the Lease and Sublandlord, upon Subtenant's reasonable request and at Subtenant's sole cost and expense, shall reasonably cooperate with Subtenant in this regard. Subtenant shall defend, indemnify and hold Sublandlord harmless from all claims, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with any such action by Subtenant, unless such actions are required as a result of Sublandlord's breach of any of its covenants set forth in items (a) - (c) above. Subtenant agrees that except as otherwise expressly provided herein, Sublandlord shall not be required to dispute any determinations or other assertions or claims of Landlord regarding the rights or obligations of
Sublandlord under the Lease for which Subtenant is or may be responsible under this Sublease or by which Subtenant may be bound.

9. CONSENTS. All references in this Sublease to the consent or approval of
Landlord and/or Sublandlord shall be deemed to mean the written consent or approval of Landlord and/or Sublandlord, as the case may be, and no consent or approval of Landlord and/or Sublandlord, as the case may be, shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord and/or Sublandlord, as the case may be. In all provisions requiring the approval or consent of Sublandlord (whether pursuant to the express terms of this Sublease or the terms of the Lease incorporated herein), Subtenant shall be required to obtain the approval or consent of
Landlord and then to obtain like approval or consent of Sublandlord; provided, however, that: (a) application for Sublandlord's approval or consent may be submitted by Subtenant prior to receipt of Landlord's approval or consent; (b)
Sublandlord

                                       -5-

shall respond to such application for approval or consent within a reasonable time after receipt thereof but need not respond prior to receipt from Landlord of its consent; and (c) Sublandlord may condition its approval or consent upon the subsequent receipt by Subtenant of Landlord's unconditional approval or consent to such application. If Sublandlord is required or has determined to give its consent or approval, Sublandlord shall cooperate reasonably with
Subtenant in endeavoring to obtain Landlord's consent or approval upon and subject to the following terms and conditions: (1) Subtenant shall reimburse
Sublandlord for any out-of-pocket costs incurred by Sublandlord in connection with seeking such consent or approval; (ii) Sublandlord shall not be required to make any payments to Landlord or to enter into any agreements or to modify the
Lease or this Sublease in order to obtain any such consent or approval; and
(iii) if Subtenant agrees or is otherwise obligated to make any payments to
Sublandlord or Landlord in connection with such request for such consent or approval, Subtenant shall have made arrangements for such payments which are reasonably satisfactory to Sublandlord. If Subtenant asks Sublandlord in writing to request Landlord to give Landlord's consent or approval in any situation where such consent or approval is required hereunder or under the Lease, if such request contains the form and substance of the request prepared for
Sublandlord's signature and is reasonably acceptable to Sublandlord, Sublandlord shall promptly request such consent or approval from Landlord. Nothing contained in this Section 9 shall be deemed to require Sublandlord to give any consent or approval because Landlord has given such consent or approval. Whenever either party to this Sublease agrees not to unreasonably withhold its consent, such consent shall also not be unreasonably delayed or conditioned.

10. CONSENT OF LANDLORD. This Sublease shall not be effective until Landlord has signed and delivered to Sublandlord and Subtenant its written consent to this
Sublease (the "CONSENT"). Promptly following execution and delivery hereof,
Sublandlord will submit this Sublease to Landlord for such consent. Subtenant agrees that it shall cooperate in good faith with Sublandlord and shall comply with any reasonable request made of Subtenant by Sublandlord or Landlord in connection with the procurement of the Consent. In the event, for any reason whatsoever, the Consent is not delivered to Sublandlord within sixty (60) days after Sublandlord's request therefor from Landlord, Sublandlord may, in its sole discretion, cancel this Sublease by giving written notice to Subtenant before the Consent is actually delivered to Sublandlord.

11. EFFECT OF SUBLEASE AND LANDLORD'S CONSENT. Notwithstanding this Sublease and any consent of Landlord to this Sublease:

     a. Such consent to this Sublease will not release Sublandlord from its obligations or alter the primary liability of Sublandlord to pay the rent and perform and comply with all of the obligations of Sublandlord to be performed under the Lease. By Landlord's consent hereto, Landlord does not consent or agree to any modifications of the Lease;

     b. The acceptance of rent or any other sums by Landlord from Subtenant and/or anyone else liable under the Lease shall not be deemed a waiver by
Landlord of any provisions of the Lease;

                                       -6-

c. Landlord's consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment;

d. In the event of any default of Sublandlord under the Lease, Landlord may proceed directly against Sublandlord or anyone else liable under the Lease without first exhausting Landlord's remedies against any other person or entity liable thereon to Landlord; and

e. Landlord does not agree to attorn to Subtenant upon a termination of the
Lease. In the event Landlord succeeds to Sublandlord's interest under the Lease, whether as a result of a default under the Lease and in termination thereof or otherwise, then Landlord, at its option and without being obligated to do so, may require Subtenant to attorn to Landlord. In such event (but not otherwise),
Landlord shall undertake the obligations of Sublandlord under this Sublease from the time of the exercise of said option to terminate this Sublease, but Landlord shall not be liable for any prepaid rents or any security deposit paid by
Subtenant, nor shall Landlord be liable for any other defaults of Sublandlord under this Sublease. In the event the Lease is terminated and if Landlord does not require Subtenant to attorn to Landlord, Subtenant shall have no further right to possession of the Premises.

12. ALTERATIONS.

     a. GENERALLY. Subject to compliance with the terms of the Lease including, without limitation, Article 9 of the Original Lease, Subtenant shall not make alterations, additions or improvements to the Sublease Premises or other portions of the Building (collectively referred to as "ALTERATIONS") without first obtaining the written consent of (i) Sublandlord in each instance, which consent shall not be unreasonably withheld or delayed, and (ii) Landlord when and as required under the Lease. Subtenant acknowledges and agrees to restore the Sublease Premises to its condition as of the date hereof in accordance with
Section 9.1(e) of the Original Lease if and when required by Landlord.

     b. EARLY ENTRY. Subject to the terms and conditions of the Lease, governmental laws, rules and regulations and receipt of the Consent, Subtenant may enter into the Sublease Premises approximately two (2) weeks prior to the anticipated date of Sublandlord's completion of Sublandlord's Work, upon receipt of Sublandlord's written consent, which consent shall not be unreasonably conditioned or withheld and shall be granted or denied within two (2) business days, for the purpose of making improvements and installing furniture, telephones, computers, photocopy equipment, and other business equipment and similar items and related wiring and conduits. Such early entry will not advance the Commencement Date so long as Subtenant does not commence business operations from any part of the Sublease Premises. All of the provisions of this Sublease
(and the Lease as incorporated herein) shall apply to Subtenant during any early entry, including, without limitation, the indemnities set forth in this Sublease
(and the Lease as incorporated herein), but excluding the obligation to pay
Basic Rent only unless and until Subtenant has commenced business operations in the Sublease Premises, whereupon the Commencement Date shall occur and Basic
Rent shall immediately commence. If Subtenant is granted early entry,
Sublandlord shall not be responsible for any loss, including theft, damage or destruction to any work or material installed or stored by Subtenant at the
Sublease Premises or

                                       -7-

for any injury to Subtenant or its agents, employees, contractors, subcontractors, subtenants, assigns or invitees, except to Sublandlord's or its agents', employees, contractors', subcontractors' or invitees' negligence or willful misconduct. Sublandlord and Landlord shall have the right to post appropriate notices of non-responsibility and to require Subtenant to provide
Sublandlord with evidence that Subtenant has fulfilled its obligation to provide insurance pursuant to the provisions of this Sublease (and the Lease as incorporated herein).

13. NOTICES. Any and all notices, approvals or demands required or permitted under this Sublease shall be in writing, shall be served either personally, by
United States certified mail, postage prepaid, return receipt requested or by reputable overnight carrier and, shall be deemed to have been given or made on the day on which it was received and shall be addressed to the parties at the addresses set forth below. Any party may, from time to time, by like notice, give notice of any change of address, and in such event, the address of such party shall be deemed to have been changed accordingly. The address for each party is:

    If to Sublandlord:      Rubin Postaer and Associates
                            2525 Colorado Avenue, First Floor-Building C
                            Santa Monica, California 90404
                            Attention: Mr. Vince Mancuso

    If to Subtenant:        PRIOR TO THE COMMENCEMENT DATE:

                            Tag Entertainment Corp.
                            9916 S. Santa Monica Boulevard
                            First Floor
                            Beverly Hills, CA 90212
                            Attn: Steve Austin

                            AFTER THE COMMENCEMENT DATE:

                            At the Sublease Premises.
                            Attm Steve Austin

14. BROKER. Sublandlord and Subtenant warrant to each other and to Landlord that each has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease, except for Tenzer Commercial Brokers
 Group, Inc. (on behalf of Sublandlord and Subtenant) ("BROKER"), whose commission shall be payable solely by Sublandlord pursuant to a separate written agreement and that neither Sublandlord nor Subtenant knows of any real estate broker or agent (other than the Broker) who is or might be entitled to a commission in connection with this Sublease. Sublandlord and Subtenant each hereby agree to indemnify, defend and hold harmless the other and Landlord from and against any losses, causes of action, liabilities, damages, claims, demands, costs and expenses (including reasonable attorneys' fees and costs)
 incurred, or to be incurred, by reason of any breach of the foregoing warranty by either party hereto with respect to any such dealings with any and all real estate broker(s) or agent(s) (other than the Broker).

                                       -8-

15. INSURANCE, PROCEEDS AND AWARDS. Subtenant shall comply with all of the insurance requirements and obligations of Sublandlord (applicable to the
Sublease Premises), as tenant under the Lease, and shall, whether required by the Lease or not, name Landlord and Sublandlord as additional insureds, as their interests may appear, on all policies of insurance required to be carried by
Subtenant hereunder or thereunder. Notwithstanding anything contained in the
Lease to the contrary, as between Sublandlord and Subtenant only, all insurance proceeds (other than those proceeds paid out on insurance obtained by Subtenant)
or condemnation awards received by Sublandlord under the Lease shall be deemed to be the property of Sublandlord.

16. INDEMNITY. Subtenant hereby agrees to indemnify, protect, defend and hold
Sublandlord harmless from and against any and all claims, losses and damages including, without limitation, reasonable attorneys' fees and disbursements: (a)
which may at any time be asserted against Sublandlord by (i) Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained in the Lease which by reason of the provisions of this Sublease Subtenant is obligated to perform, or (ii) any person by reason of Subtenant's use and/or occupancy of the Sublease Premises;
and (b) resulting from any failure by Subtenant to comply with the terms of this
Sublease and the Lease, except to the extent any of the foregoing is caused by the gross negligence or willful misconduct of Sublandlord. The provisions of this Section 16 shall survive the expiration or earlier termination of the Lease and/or this Sublease. Notwithstanding anything to the contrary herein or in the
Lease, Sublandlord's partners, members, officers, directors, shareholders, employees and agents shall not be liable to Subtenant under any circumstance.
Subtenant waives all claims against Sublandlord for any injury or damage to any person or property in or about the Sublease Premises, except injury or damage caused by the gross negligence or intentional misconduct of Sublandlord or its agents or employees.

17. HOLDOVER. Notwithstanding anything to the contrary contained in the Lease, if Subtenant fails to surrender the Sublease Premises upon the termination or expiration of this Sublease, with or without the express or implied consent of
Sublandlord, Subtenant shall pay rent during such tenancy at a monthly rate equal to the greater of (a) the amount which Landlord requires Sublandlord to pay with respect to the Premises during such tenancy pursuant to the Lease, or
(b) one hundred fifty percent (150%) of the Rent applicable under this Sublease during the last period of the Term and, in addition to any and all other liabilities of Subtenant to Sublandlord accruing therefrom and any and all other rights and remedies of Sublandlord provided herein, at law, or in equity,
Subtenant shall protect, defend, indemnify and hold Sublandlord harmless from all loss, cost (including reasonable attorneys' fees) and liability resulting from such failure to surrender the Sublease Premises, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by
Sublandlord, including loss profits.

18. ASSIGNMENT AND SUBLETTING. Subject to all of the rights of Landlord under the Origjnal Lease and the restrictions contained in the Lease, Subtenant shall be entitled to assign this Sublease or to sublet all or any portion of the
Sublease Premises subject to obtaining the prior written consent of Sublandlord, which consent shall not be unreasonably withheld by Sublandlord; provided, however, it shall be deemed reasonable for Sublandlord to deny its

                                       -9-

consent with respect to any sublease or assignment of this Sublease if the
Landlord does not consent to the same.

19. PARKING. Subject to Subtenant's compliance with the terms and conditions set forth in Article 26 of the Original Lease and EXHIBIT "C" attached thereto,
Subtenant shall rent from Sublandlord six (6) non-reserved monthly parking permits in the parking facilities serving the Building. In connection therewith,
Subtenant shall have the obligation to pay for all parking permits at the rates charged by Landlord under the terms of the Original Lease.

20. SIGNAGE. Subject to Landlord's approval in accordance with the terms of the
Lease, Subtenant shall be permitted (a) to have identity signage located on or adjacent to Subtenant's entry door and (b) list its name on the tenant directory in the main Building lobby; provided, however, Subtenant shall be responsible for all costs and expenses incurred in having such signage fabricated, installed, changed and removed.

21. DAMAGE AND DESTRUCTION. Notwithstanding anything contained to the contrary in this Sublease or the Lease, Subtenant hereby agrees to be liable for any and all claims, losses and damages, including without limitation, reasonable attorneys' fees and disbursements, which may be suffered by Sublandlord as a result of any damage or destruction to the Premises or the Building due to the fault or neglect of Subtenant or Subtenant's agents, servants, employees, contractors, directors, officers, partners, shareholders, visitors or licensees.
In connection therewith, Subtenant hereby agrees to indemnify, protect, defend and hold Sublandlord harmless from and against any and all claims, losses and damages, including without limitation, reasonable attorneys' fees and disbursements, which may be suffered by Sublandlord as a result of any damage or destruction to the Premises or the Building due to the fault or neglect of
Subtenant or Subtenant's agents, servants, employees, contractors, directors, officers, partners, shareholders, visitors or licensees, including without limitation, any and all claims, losses and damages resulting from Landlord's election not to repair the damage and/or the failure by Landlord to grant apportionment or abatement of rent to Sublandlord as a result of the damage and/or in connection with the cost of removal of debris and/or in connection with Sublandlord's right to terminate the Lease.

22. SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

23. ENTIRE AGREEMENT; WAIVER. This Sublease contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

24. FURTHER ASSURANCES. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents,

                                      -10-

instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

25. ATTORNEYS' FEES. In the event of the bringing of any action or suit by any part or parties hereto against another party or parties hereunder alleging a breach of any of the covenants, conditions, agreements or provisions of this
Sublease, the prevailing party or parties shall recover all reasonable costs and expenses of suit including, without limitation, reasonable attorneys' fees, consultants fees and fees of expert witnesses.

26. DEFINED TERMS. All capitalized, defined terms used in this Sublease shall have the same meanings and effect given to them in the Lease unless otherwise defined herein.

27. CHOICE OF LAW. This Sublease shall be governed by and construed in accordance with the laws of the State of California without regard to choice of law principles.

28. POWER AND AUTHORITY. Each of the persons executing this Sublease on behalf of Subtenant and Sublandlord respectively warrant and represent to the other that they have full power and authority to execute this Sublease and bind their respective parties hereto.

29. COUNTERPARTS. This Sublease may be executed in one or more counterparts, each of which shall be deemed original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease to be effective as of the day and year first above written.

                                  "SUBTENANT":

                                  TAG ENTERTAINMENT CORP.,
                                  a Delaware corporation

                                  By: /s/
                                     --------------------------
                                  lts: Chairman/CEO
                                      -------------------------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                      -11-

                                 "SUBLANDLORD" :

                                 RUBIN POSTAER AND ASSOCIATES,
                                 a California corporation

                                 By: /s/ Vincent Mancuso
                                    -------------------------
                                 Name: Vincent Mancuso
                                      -----------------------
                                      Its:  EVP, CFO
                                         --------------------

                                 By:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Its:
                                        ---------------------

                                   EXHIBIT "A"
                                SUBLEASE PREMISES

                                 [SEE ATTACHED]

                                   EXHIBIT "B"
                        SUBLEASE DATE CONFIRMATION NOTICE

     In accordance with and pursuant to Section 3(a) of that certain Sublease by and between RUBIN POSTAER AND ASSOCIATES, a California corporation, and TAG
ENTERTAINMENT CORP., a Delaware corporation, the parties hereby confirm the following with respect to certain dates described in the Sublease: (a) the
Commencement Date is 2/15, 2006; and (b) the Expiration Date is April 30,
2007, unless the Sublease is sooner terminated in accordance with its terms.

DATE: 1/26, 2006

                                  "SUBTENANT":

                                  TAG ENTERTAINMENT CORP., a
                                  Delaware corporation

                                  By: /s/
                                     ------------------------
                                  Its: Chairman / CEO
                                      -----------------------

                                 "SUBLANDLORD":

                                  RUBIN POSTAER AND ASSOCIATES,
                                  a California corporation

                                 BY:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Its:
                                        ---------------------

                                 BY:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Its:
                                        ---------------------

                                   EXHIBIT "C"
                                      LEASE

                                [TO BE ATTACHED]